UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2022
_________________________________________
Acutus Medical, Inc.
(Exact name of Registrant as Specified in Its Charter)
_________________________________________

Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (442) 232-6080
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

As previously disclosed, on June 30, 2022, Acutus Medical, Inc. (the “Company”) completed the first of two closings (the “First Closing”) pursuant to that certain Asset Purchase Agreement (the “Sale Agreement”), dated April 26, 2022, to sell its AcQCross® line of sheath-compatible septal crossing devices, AcQGuide® MINI integrated crossing device and sheath, AcQGuide® FLEX Steerable Introducer with integrated transseptal dilator and needle, and AcQGuide® VUE steerable sheaths (the “Seller Products”) to Medtronic, Inc. (“Medtronic”). Pursuant to the Sale Agreement, a second closing would occur on a date determined by Medtronic but no later than the fourth anniversary of the First Closing, subject to the satisfaction of customary closing conditions (the “Second Closing”).

On November 3, 2022, the Company announced its achievement of the OEM Earnout Conditions set forth in the Sale Agreement.

On December 1, 2022 (the “Effective Date”), Medtronic provided notice to the Company that Medtronic intends to initiate distribution of the Seller Products, beginning December 5, 2022, under the Distribution Agreement (the “Distribution Agreement”) between the Company and Medtronic, entered into in connection with the Sale Agreement. Accordingly, on the Effective Date, the Distribution Agreement became effective. Pursuant to the Distribution Agreement, at the Effective Date, the Company ceased all distribution and sale of the Seller Products to third parties (subject to limited exceptions) and will manufacture and supply the Seller Products to Medtronic as exclusive distributor of the Seller Products under the Distribution Agreement until the Second Closing. If the Second Closing does not occur, arrangements under the Distribution Agreement will continue until terminated by mutual consent of the parties or otherwise pursuant to the terms thereof.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, the form of which is included as an exhibit to the Sale Agreement filed as Exhibit 2.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 27, 2022, which is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.1*
Distribution Agreement, dated June 30, 2022, by and among Medtronic, Inc. and Acutus Medical, Inc. (included as Exhibit D to the Sale Agreement, dated April 26, 2022, filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K on April 27, 2022)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
*The schedules and exhibits to the Distribution Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: December 5, 2022	By:	/s/ Tom Sohn
Tom Sohn
Senior Vice President, General Counsel
3